MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

April 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011                                             #16566 -- 4/97

MERRIL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

Worldwide Investments as of April 30, 1997

                                                  Percent of
Ten Largest Industries                            Net Assets

Banking                                              10.9%
Oil & Related                                         7.5
Electronics                                           7.4
Chemicals                                             6.0
Telecommunications                                    5.4
Machinery                                             4.1
Building & Construction                               4.1
Apparel                                               4.1
Beverage                                              4.1
Real Estate                                           3.6


                                                  Percent of
Ten Largest Holdings                 Country      Net Assets

Elf Aquitaine S.A.                   France           3.4%
BASF AG                              Germany          3.3
HSBC Holdings PLC                    Hong Kong        2.9
Societa Finanziara Telefonica
S.p.A. (STET)                        Italy            2.9
Banco de Galicia y Buenos Aires
S.A. (ADR)                           Argentina        2.8
Grand Metropolitan PLC (Ordinary)    United Kingdom   2.6
Toray Industries, Inc.               Japan            2.6
British Telecommunications PLC       United Kingdom   2.5
Matsushita Electric Co., Ltd.        Japan            2.5
Philips Electronics N.V.             Netherlands      2.4



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Alan J. Albert, Senior Vice President
Donald C. Burke, Vice President
Christine L. Pinto, Vice President
Gerald M. Richard, Treasurer

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Consults International Portfolio, April 30, 1997

DEAR SHAREHOLDER

International investors witnessed an extreme range of equity market returns during the six months ended April 30, 1997 as regional and sectoral performance fluctuated dramatically. The European equity markets rewarded investors, rising over 10.6% during the six-month period, while the Pacific Rim, reflecting a dramatic decline in Japan among others, declined over 13.5%. Additionally, as the US dollar experienced unusually strong gains, the currency returns on foreign investments fell, jeopardizing returns in our US dollar-valued portfolio more than at any other time in the past five years.

The unmanaged Morgan Stanley Europe, Australia and Far East Index (EAFE) provided high local currency returns (over 10%) for the international markets. However, these returns were substantially reduced as a result of currency translation effects. Within the emerging markets, returns were far from uniform as Latin American equity markets soared and Asian equity markets declined. Thus, while the unmanaged Morgan Stanley EAFE Index provided a total return of +1.57%, Merrill Lynch Consults International Portfolio's performance was significantly better at +5.46% for the six months ended April 30, 1997. Our outperformance of the benchmark resulted in part from strong performance in some of the non-EAFE regions and markets in which we invest that have been unaffected by recent currency or volatility trends.

Since overall US dollar returns were relatively modest, we needed to be effective in finding more rewarding markets in which to establish new investments without significantly increasing volatility. Key among these markets were Hong Kong and China-related "red chip" listings as well as the shares and Brazilian privatization candidates which delivered strong performance during the period. In addition, we built up several new value-oriented equity positions on a partially hedged basis in Europe. We partially hedged our Japanese yen currency exposure during the six-month period, which served to mitigate some of the negative currency translation effects we would otherwise have experienced.

Because the last six months were characterized by extreme share price declines in many of the Pacific Rim's equity markets, particularly Japan, we significantly reduced our exposure to these markets over the past several quarters. For the period as a whole, we experienced relatively steady performance in our Hong Kong shares despite the death of Deng Xiaoping this past February. Our China-related shares were very robust in their performance contribution as mainland Chinese investors became less cautious and pushed these red chip and Hong Kong shares to new highs. This was in stark contrast to the "Asian tiger" markets, of which we were net sellers during the past year.

We eliminated the worst performing of the Asian tiger markets early this year, namely Thailand, and reduced our holdings in Malaysia, two economies which share common difficulties that have continued to intensify. In the case of Thailand, the creation of a recapitalization agency designed to bail out the deeply troubled finance and property sector seems destined to fail since it does not incorporate truly market-oriented solutions. We believe that this market seems destined to head lower still. We continue to sustain underweighted positions in smaller Asian markets. Our concerns revolve around the extreme changes in the region's competitive landscape that, in our opinion, have rendered Asian tiger economies less competitive in key export markets.

The six-month period as a whole was characterized by renewed vigor in the US economy. Toward the middle of the six-month period ended April 30, 1997, many forecasters were forced to reverse earlier expectations of lower US interest rates in favor of a prospective cycle of tightening by the US Federal Reserve Board. This served to accelerate the advance in the US dollar which began to enjoy a significant interest rate advantage over other major currencies, reinforcing demand for dollar assets. This led to new bull market highs slightly over 7,000 on the Dow Jones Industrial Average (DJIA) before US stocks finally fell victim to the combined concerns of rising interest rates and the negative earnings effects of a too strong currency, which contributed to the first cyclical correction (nearly 10%) during this extended bull market cycle. The majority of international equity markets declined in sympathy with the DJIA. Later in the six-month period, investor concerns were relieved by the apparent reluctance of US benchmark bond yields to meaningfully breach key levels on the 30-year US Treasury bond yield of 7.25%, in response to comforting reports of continuing low inflation and well-behaved commodity prices. As earnings reports reflecting first-quarter performance began to reveal corporate profits that were higher than estimates for the seventeenth consecutive quarter, US stocks began a sharp recovery. International markets followed suit in the final weeks of the six-month period ended April 30, 1997. The failure of the dollar to move above its recent trading range and a difficult political environment in key markets impeded the European stock markets from regaining their previous leadership role.

In the recent recovery phase toward the close of the reporting period, Japan's key indexes commenced a convincing advance after providing negative returns for the last three consecutive quarters. Hong Kong rebounded smartly, widening the Portfolio's performance lead over the Morgan Stanley EAFE benchmark as we are still well exposed to both markets. Caution may be in order regarding the outlook for the recent leadership stocks in Japan, namely electronics and exporters, as a period of relative strength may be ahead for the Japanese yen. The local economy is recovering rapidly now and interest rates have not been increased for a number of years. A prospective hike in interest rates by the Bank of Japan may be the catalyst for a strengthening yen as global speculators begin to cover short yen positions that have been in place for the last several years. This may be the key for a change of stock market leadership involving a switch to selected economically sensitive and domestically oriented companies such as retailers and finance-related firms.

The United Kingdom was also quite robust toward the close of the period ended April 30, 1997 despite the heightened political tensions surrounding the May 1, 1997 elections. Stock picking has become particularly important in this market as a result of the relatively strong pound sterling as compared to the Continental European currencies, which has undermined exporters such as the engineering sector. Accordingly, we have concentrated our holdings among the domestic consumer as well as communications and utilities companies. An interest rate hike combined with a tighter fiscal backdrop is perhaps inevitable for the UK economy, which appears to be in danger of overheating. This may strengthen the currency further. We are still underweighted in this market and have removed the currency hedge on our UK holdings.

The Latin American markets, particularly Brazil, in which we are overweighted, continued to lead during the recent upturn while
Asia's smaller markets are still slipping to new lows. A key privatization via auction has been scheduled for one of our Brazilian holdings, Companhia Vale do Rio Doce S.A., which should provide that market with confidence that the privatization program is in full swing. Positive regulatory activity has provided a favorable backdrop for our utility holdings as well.

Several positions experienced significantly positive performance. For example, Philips Electronics N.V. of the Netherlands appreciated over 75% during the last six months. Two of our Japanese holdings are among the Portfolio's top five performers. Advantest Corporation and Matsushita-Kotobuki Electronics Industries, Ltd., both in the electronics sector, gained 77% and 52%, respectively. Rounding out the top five performers were Petroleo Brasileiro S.A. (Petrobras) in Brazil, gaining roughly 68%, and Societa Finanziara Telefonica S.p.A. (STET) of Italy, gaining 67%.

Among the worst five performers was Land & General BHD of Malaysia, our worst performer, which declined 38%. Also, Sanwa Bank, Ltd. in Japan fell 29% reflecting the continued concerns about the fragility of the Japanese financial system. The other poor performers were primarily small positions in the emerging markets holdings that included Transportacion Maritima Mexicana, S.A. de C.V. in Mexico and Seoul City Gas Co., Ltd. in South Korea, declining 27% and 22%, respectively, while Amoy Properties Ltd. in Hong Kong also fell roughly 18%.

In Conclusion
We appreciate your continued interest in Merrill Lynch Consults
International Portfolio, and we look forward to reviewing our strategy with you again in our upcoming annual report to shareholders.

Sincerely,

/S/ ARTHUR ZEIKEL
Arthur Zeikel
President


/S/ CHRISTINE L. PINTO
Christine L. Pinto
Vice President and Portfolio Manager

June 6, 1997





PERFORMANCE DATA

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Average Annual
Total Return

Period Covered                                                                                                   % Return
Year Ended 3/31/97                                                                                               + 0.25%
Inception (9/14/92) through 3/31/97                                                                              + 7.70

Recent                                                                                        12 Month           3 Month
Performance                                    4/30/97     1/31/97     4/30/96                % Change           % Change
Results
ML Consults International Portfolio             $11.94     $11.75       $13.03              - 5.63%(1)           + 1.62%
ML Consults International Portfolio
 -- Total Return                                                                            - 2.15(2)            + 1.62

(1) Percent change includes reinvestment of $0.348 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.442 per share income dividends and $0.348 per share capital gains distributions.






Performance
Summary



                                          Net Asset Value       Capital Gains     Dividends
Period Covered                        Beginning     Ending       Distributed        Paid*            % Change**
9/14/92 -- 12/31/92                    $10.00      $9.79              --             --                - 2.10%
1993                                     9.79      11.93              --         $0.050                +22.37
1994                                    11.93      11.84          $0.178          0.139                + 1.94
1995                                    11.84      12.07           0.464          0.437                + 9.68
1996                                    12.07      11.87           0.348          0.442                + 5.01
1/1/97 -- 4/30/97                       11.87      11.94              --             --                + 0.59
                                                            Total $0.990   Total $1.068
                                                               Cumulative total return as of 4/30/97:  +41.49%**
*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. There are no sales charges associated with the Portfolio.







SCHEDULE OF INVESTMENTS


LATIN                             Shares                                                         Value         Percent of
AMERICA          Industries        Held                       Stocks                Cost       (Note 1a)       Net Assets

Argentina        Banking          150,989     Banco de Galicia y Buenos Aires
                                              S.A. (ADR)*                       $2,597,718     $3,623,736         2.8%
                 Oil & Related     40,000     YPF S.A. (ADR)*                    1,019,077      1,105,000         0.9
                                              Total Investments in Argentine
                                              Stocks                             3,616,795      4,728,736         3.7

Brazil           Electric
                 Utilities     32,000,000     Companhia Energetica de Minas
                                              Gerais S.A. (CEMIG)
                                              (Preferred)                          949,891      1,459,169         1.1
                                3,500,000     Light-Servicios de Electricidade
                                              S.A.                               1,369,142      1,454,768         1.1
                                                                                ----------     ----------  ----------
                                                                                 2,319,033      2,913,937         2.2
                 Mining            44,000     Companhia Vale do Rio Doce S.A.
                                              (Preferred)                        1,037,298      1,121,309         0.9
                 Oil & Related 10,000,000     Petroleo Brasileiro S.A.
                                              (Petrobras)(Preferred)             1,269,912      2,101,749         1.6
                 Steel        458,000,000     Usinas Siderurgicas de Minas
                                              Gerais S.A. -- Usiminas
                                              (Preferred)                          500,967        542,675         0.4
                                              Total Investments in Brazilian
                                              Stocks                             5,127,210      6,679,670         5.1

Mexico           Building &
                 Construction
                                  600,000     Cemex S.A.                         2,320,739      2,204,606         1.7
                                  175,000     Empresas ICA Sociedad
                                              Controladora, S.A. de C.V.
                                              (ADR)*                             2,646,374      2,603,125         2.0
                                                                                ----------     ----------  ----------
                                                                                 4,967,113      4,807,731         3.7
                 Retail           122,307     Cifra, S.A. de C.V. 'A'              140,043        183,145         0.1
                                1,000,000     Cifra, S.A. de C.V. 'B'            1,269,922      1,535,171         1.2
                                                                                ----------     ----------  ----------
                                                                                 1,409,965      1,718,316         1.3
                 Transportation   150,000     Transportacion Maritima
                                              Mexicana, S.A. de C.V. (ADR)*      1,352,126        768,750         0.6
                                              Total Investments in Mexican
                                              Stocks                             7,729,204      7,294,797         5.6
                                              Total Investments in Latin
                                              America                           16,473,209     18,703,203        14.4

NORTH
AMERICA

Canada           Metals            80,000     Noranda, Inc.                      1,299,053      $1,689,092          1.3
                                              Total Investments in
                                              North America                      1,299,053       1,689,092          1.3

PACIFIC
BASIN

Australia        Metals           102,200     Broken Hill Proprietary, Ltd.      1,021,993       1,444,037          1.1
                 Publishing       560,000     News Corporation, Ltd. (Ordinary)  2,410,336       2,586,452          2.0
                                              Total Investments in Australian
                                              Stocks                             3,432,329       4,030,489          3.1

Hong Kong        Banking          150,000     HSBC Holdings PLC                  2,657,921       3,795,507          2.9
                 Building &
                 Construction     560,000     +Road King Infrastructure Ltd.       481,566         553,060          0.4
                 Financial
                 Services       1,100,000     Min Xin Holdings                     548,452         678,092          0.5
                 Railroads      1,250,000     Guangshen Railway Co., Ltd.
                                              (Series H)                           469,278         597,082          0.5
                 Real Estate      800,000     Amoy Properties Ltd.               1,081,336         790,085          0.6
                                1,600,000     Guangzhou Investment Co., Ltd.       643,224         759,101          0.6
                                  200,000     Sun Hung Kai Properties Ltd.       2,003,438       2,168,861          1.7
                                  250,000     Wharf (Holdings) Ltd.              1,006,842         945,649          0.7
                                                                               -----------      ----------     --------
                                                                                 4,734,840       4,663,696          3.6

                 Transportation    33,187     +GZI Transportation Ltd.              13,111          19,923          0.0
                                    6,636     GZI Transportation Ltd.
                                              (Warrants) (a)                           880           1,062          0.0
                                                                               -----------      ----------     --------
                                                                                    13,991          20,985          0.0
                                              Total Investments in Hong Kong
                                              Stocks                             8,906,048      10,308,422          7.9

Japan            Apparel          160,000     Tokyo Style Co., Ltd.              2,788,078       1,929,534          1.5
                                  550,000     Toray Industries, Inc.             4,102,268       3,424,766          2.6
                                                                               -----------      ----------     --------
                                                                                 6,890,346       5,354,300          4.1
                 Automobile &
                 Equipment         15,000     Autobacs Seven Co., Ltd.           1,227,667         999,054          0.8
                 Banking          140,000     Sanwa Bank, Ltd.                   2,285,590       1,500,749          1.2
                 Beverage         220,000     Kirin Brewery Co., Ltd.            2,688,369       1,907,464          1.5
                 Chemicals        600,000     Mitsui Petrochemical Industries,
                                              Ltd.                               3,573,350       2,823,363          2.2
                                  100,000     Nippon Shokubai K.K. Co.           1,032,405         646,331          0.5
                                                                               -----------      ----------     --------
                                                                                 4,605,755       3,469,694          2.7
                 Electrical
                 Equipment        335,000     Hitachi, Ltd.                      2,814,836       3,036,573          2.3
                 Electronics       15,000     Advantest Corporation                583,920         833,530          0.6
                                  200,000     Matsushita Electric Co., Ltd.      3,029,307       3,200,126          2.5
                                   23,000     Matsushita-Kotobuki Electronics
                                              Industries, Ltd.                     610,470         734,216          0.6
                                   90,000     Omron Corp.                        1,821,396       1,702,530          1.3
                                                                               -----------      ----------     --------
                                                                                 6,045,093       6,470,402          5.0
                 Insurance        300,000     Nippon Fire & Marine Insurance
                                              Co., Ltd.                          2,150,386       1,182,313          0.9
                 Machinery        195,000     Makita Corporation                 3,008,235       2,674,391          2.0
                 Merchandising     50,000     Ito-Yokado Co., Ltd.               2,465,299       2,400,095          1.8
                 Metals           500,000     Sumitomo Metal Industries, Ltd.    1,378,688       1,245,369          0.9
                 Pharmaceuticals   50,000     Banyu Pharmaceutical Co., Ltd.       742,065         768,503          0.6
                                   35,000     Yamanouchi Pharmaceutical Co.,
                                              Ltd.                                 741,429         747,616          0.6
                                                                               -----------      ----------     --------
                                                                                 1,483,494       1,516,119          1.2

                 Printing         100,000     Dai Nippon Printing, Ltd.          1,786,645       1,804,997          1.4
                                              Total Investments in Japanese
                                              Stocks                            38,830,403      33,561,520         25.8

Malaysia         Conglomerates    700,000     Land & General BHD                 1,748,183         953,785          0.7
                                  800,000     Sime Darby BHD                     1,892,895       2,470,120          1.9
                                              Total Investments in Malaysian
                                              Stocks                             3,641,078       3,423,905          2.6

South Korea      Electric
                 Utilities         35,000     Korea Electric Power Corp.         1,136,044       1,046,067          0.8
                 Natural
                 Gas Utilities     15,000     Seoul City Gas Co., Ltd.           1,211,976         792,135          0.6
                                              Total Investments in South
                                              Korean Stocks                      2,348,020       1,838,202          1.4
                                              Total Investments in the
                                              Pacific Basin                     57,157,878      53,162,538         40.8

WESTERN
EUROPE

France           Advertising       15,000     Havas S.A.                         1,201,050       1,123,105          0.9
                 Foods             10,000     Groupe Danone S.A.                 1,498,780       1,456,352          1.1
                 Oil & Related     45,000     Elf Aquitaine S.A.                 3,388,646       4,363,917          3.4
                                              Total Investments in French
                                              Stocks                             6,088,476       6,943,374          5.4

Germany          Banking           80,000     Bayerische Hypotheken-und
                                              Wechsel-Bank AG                    2,083,007       2,494,514          1.9
                 Chemicals        110,000     BASF AG                            2,957,061       4,242,984          3.3
                                              Total Investments in German
                                              Stocks                             5,040,068       6,737,498          5.2

Italy            Banking          360,000     Credito Italiano S.p.A.              506,861         504,820          0.4
                 Office
                 Equipment      2,000,000     +Olivetti Group S.p.A.             1,258,718         584,283          0.4
                 Publishing     1,280,000     +Seat S.p.A.                         464,273         391,890          0.3
                 Tele-
                 communications   800,000     Societa Finanziara Telefonica
                                              S.p.A. (STET)                      2,308,885       3,783,815          2.9
                 Tires & Rubber   460,000     Pirelli S.p.A.                     1,019,656       1,013,263          0.8
                                              Total Investments in Italian
                                              Stocks                             5,558,393       6,278,071          4.8

Netherlands      Electronics       60,000     Philips Electronics N.V.           2,360,975       3,131,640          2.4
                                              Total Investments in Netherlands
                                              Stocks                             2,360,975       3,131,640          2.4

Spain            Oil &
                 Related           50,000     Repsol S.A.                        1,567,118       2,098,884          1.6
                                              Total Investments in Spanish
                                              Stocks                             1,567,118       2,098,884          1.6

Sweden           Household
                 Appliances        50,000     Electrolux AB                      2,397,099       2,869,349          2.2
                 Machinery         50,000     Atlas Copco AB (Class A)             919,997       1,237,008          1.0
                                              Total Investments in Swedish
                                              Stocks                             3,317,096       4,106,357          3.2

Switzerland      Banking           20,000     CS Holding AG (Registered)         2,102,399       2,253,904          1.7
                 Foods              1,400     Nestle S.A. (Registered)           1,564,148       1,701,290          1.3
                 Pharmaceuticals    1,866     Novartis AG (Registered)             997,359       2,460,130          1.9
                                              Total Investments in Swiss
                                              Stocks                             4,663,906       6,415,324          4.9

United Kingdom   Beverage         410,000     Grand Metropolitan PLC (Ordinary)  2,663,875       3,429,076          2.6
                 Entertainment
                 & Leisure        320,000     Rank Organisation PLC              2,323,790       2,208,640          1.7
                 Machinery        100,000     Siebe PLC (Ordinary)                 805,619       1,482,712          1.1
                 Natural Gas
                 Utilities        790,000     British Gas PLC (Ordinary)         3,018,263       2,283,669          1.8
                 Retail           250,000     Boots Company PLC                  2,214,174       2,817,640          2.2
                 Tele-
                 communications   450,000     British Telecommunications PLC     2,769,892       3,303,216          2.5
                                              Total Investments in United
                                              Kingdom Stocks                    13,795,613      15,524,953         11.9
                                              Total Investments in Western
                                              Europe                            42,391,645      51,236,101         39.4

                                     Face
                                   Amount       Short-Term Securities
                 Commercial
                 Paper**       $1,086,000     General Motors Acceptance
                                              Corp., 5.68% due 5/01/1997         1,086,000       1,086,000          0.8
                                              Total Investments in
                                              Short-Term Securities              1,086,000       1,086,000          0.8
                 Total Investments                                            $118,407,785     125,876,934         96.7
                                                                             =============
                 Unrealized Appreciation on Forward Foreign Exchange
                 Contracts***                                                                    1,194,453          0.9
                 Other Assets Less Liabilities                                                   3,094,729          2.4
                                                                                              ------------ ------------
                 Net Assets                                                                   $130,166,116        100.0%
                                                                                              ============ ============
                 +   Non-income producing security.
                 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
                 *   American Depositary Receipts (ADR).
                 **  Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                 *** Forward foreign exchange contracts as of April 30, 1997 were as follows:

                                                                  Unrealized
                 Foreign                         Expiration      Appreciation
                 Currency Sold                      Date           (Note 1c)
                 -------------------------------------------------------------
                 DM          12,000,000         September 1997     $107,371
                 Frf         28,000,000         September 1997       67,529
                 (yen)    2,980,250,000         September 1997    1,019,553

                 Total Unrealized Appreciation on
                 Forward Foreign Exchange Contracts
                 (US$ Commitment -- $37,014,753)                 $1,194,453
                                                                ===========

See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

                As of April 30, 1997

Assets:         Investments, at value (identified cost -- $118,407,785) (Note 1a)                            $125,876,934
                Unrealized appreciation on forward foreign exchange contracts (Note 1c)                         1,194,453
                Cash                                                                                                  356
                Foreign cash (Note 1b)                                                                                384
                Receivables:
                Securities sold                                                             $4,219,708
                Dividends                                                                      603,417
                Beneficial interest sold                                                       372,000          5,195,125
                                                                                          ------------
                Deferred organization expenses (Note 1f)                                                           22,761
                Prepaid registration fees and other assets (Note 1f)                                                7,556
                                                                                                             ------------
                Total assets                                                                                  132,297,569
                                                                                                             ------------

Liabilities:    Payables:
                Securities purchased                                                         1,240,922
                Beneficial interest redeemed                                                   337,464
                Forward foreign exchange contracts (Note 1c)                                   118,234
                Distributor (Note 2)                                                           106,939
                Investment adviser (Note 2)                                                     80,205
                Commissions                                                                     34,686
                Administration fee (Note 2)                                                     26,735          1,945,185
                                                                                          ------------
                Accrued expenses and other liabilities                                                            186,268
                                                                                                             ------------
                Total liabilities                                                                               2,131,453
                                                                                                             ------------

Net Assets:     Net assets                                                                                   $130,166,116
                                                                                                             ============

Net Assets      Common shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                    $1,090,284
                Paid-in capital in excess of par                                                              120,108,477
                Accumulated investment loss -- net                                                            (13,851,914)
                Accumulated distributions in excess of investment income -- net
                (Note 1g)                                                                                      (6,862,242)
                Undistributed realized capital gains on investments and foreign currency
                transactions -- net                                                                            21,048,929
                Unrealized appreciation on investments and foreign currency transactions
                -- net                                                                                          8,632,582
                                                                                                              -----------
                Net assets -- Equivalent to $11.94 per share based on 10,902,843 shares of
                beneficial interest outstanding                                                              $130,166,116
                                                                                                             ============

                See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                 For the Six Months Ended April 30, 1997

Investment       Dividends (net of $156,767 foreign withholding tax)                                             $2,797,430
Income           Interest and discount earned                                                                        45,489
(Notes 1d & 1e):                                                                                              -------------
                 Total income                                                                                     2,842,919
                                                                                                              -------------

Expenses:        Account maintenance and distribution fees (Note 2)                   $764,256
                 Investment advisory fees (Note 2)                                     573,192
                 Administration fees (Note 2)                                          191,064
                 Stamp tax fee                                                         120,284
                 Custodian fees                                                         83,199
                 Professional fees                                                      34,473
                 Accounting services (Note 2)                                           33,801
                 Transfer agent fees (Note 2)                                           27,124
                 Registration fees (Note 1f)                                            22,194
                 Trustees' fees                                                         11,945
                 Printing and shareholder reports                                       10,460
                 Pricing fees                                                            3,220
                 Other                                                                   6,338
                                                                                     ---------
                 Total expenses                                                                                   1,881,550
                                                                                                              -------------
                 Investment income -- net                                                                           961,369
                                                                                                              -------------
Realized &       Realized gain (loss) from:
Unrealized Gain  Investments -- net                                                   (410,658)
(Loss) on        Foreign currency transactions -- net                                  654,689                      244,031
Investments &                                                                        ---------
Foreign Currency Change in unrealized appreciation/depreciation on:
Transactions --  Investments -- net                                                   6,290,574
Net Notes 1b,    Foreign currency transactions -- net                                 1,164,756                   7,455,330
1c, 1e & 3):                                                                         ----------               -------------
                 Net realized and unrealized gain on investments and foreign
                 currency transactions -- net                                                                     7,699,361
                                                                                                              -------------
                 Net Increase in Net Assets Resulting from Operations                                            $8,660,730
                                                                                                              =============

                 See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six            For the
                                                                                          Months Ended         Year Ended
                        Increase (Decrease) in Net Assets:                                April 30, 1997      Oct. 31, 1996

Operations:              Investment income (loss) -- net                                    $961,369           $(861,635)
                         Realized gain on investments and foreign currency
                         transactions -- net                                                 244,031          25,429,746
                         Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions -- net              7,455,330         (12,672,616)
                                                                                       -------------       -------------
                         Net increase in net assets resulting from operations              8,660,730          11,895,495
                                                                                       -------------       -------------

Dividends &              Investment income -- net                                         (5,862,557)                 --
Distributions to         In excess of investment income -- net                                    --          (6,862,242)
Shareholders             Realized gain on investments -- net                              (4,613,275)         (7,287,890)
(Note 1g):                                                                             -------------       -------------
                         Net decrease in net assets resulting from dividends
                         and distributions to shareholders                               (10,475,832)        (14,150,132)
                                                                                       -------------       -------------

Beneficial Interest      Net decrease in net assets derived from beneficial
Transactions             interest transactions                                           (42,939,503)        (19,901,777)
(Note 4):                                                                              -------------       -------------

Net Assets:              Total decrease in net assets                                    (44,754,605)        (22,156,414)
                         Beginning of period                                             174,920,721         197,077,135
                                                                                       -------------       -------------
                         End of period                                                  $130,166,116        $174,920,721
                                                                                       =============       =============

                         See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS

                                                                       For the
                                                                     Six Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.                April 30,        For the Year Ended October 31,
                                                                       1997+       1996+      1995+      1994+      1993+
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period               $12.09         $12.28     $12.83     $11.74      $9.60
Operating                                                           --------       --------   --------   --------   --------
Performance:       Investment income (loss) -- net                       .07           (.05)      (.05)      (.12)      (.08)
                   Realized and unrealized gain (loss) on
                   investments -- net                                    .57            .76       (.18)      1.26       2.22
                                                                    --------       --------   --------   --------   --------
                   Total from investment operations                      .64            .71       (.23)      1.14       2.14
                                                                    --------       --------   --------   --------   --------
                   Less dividends and distributions:
                   Investment income -- net                             (.44)            --         --         --         --
                   In excess of investment income -- net                  --           (.44)        --         --         --
                   Realized gain on investments -- net                  (.35)          (.46)      (.32)      (.05)        --
                                                                    --------       --------   --------   --------   --------
                   Total dividends and distributions                    (.79)          (.90)      (.32)      (.05)        --
                                                                    --------       --------   --------   --------   --------
                   Net asset value, end of period                     $11.94         $12.09     $12.28     $12.83     $11.74
                                                                    ========       ========   ========   ========   ========

Total Investment   Based on net asset value per share                   5.46%++++      5.93%     (1.68%)     9.74%     22.29%
Return:                                                             ========       ========   ========   ========   ========

Ratios to Average  Expenses                                             2.46%*         2.37%      2.35%      2.27%      2.76%
Net Assets:                                                         ========       ========   ========   ========   ========
                   Investment income (loss) -- net                      1.26%*         (.42%)     (.41%)     (.56%)     (.86%)
                                                                    ========       ========   ========   ========   ========

Supplemental       Net assets, end of period (in thousands)         $130,166       $174,921   $197,077   $272,487   $175,756
Data:                                                               ========       ========   ========   ========   ========
                   Portfolio turnover                                  11.21%         38.16%     17.31%     24.64%     32.54%
                                                                    ========       ========   ========   ========   ========
                   Average commission rate paid+++++                  $.0153         $.0010         --         --         --
                                                                    ========       ========   ========   ========   ========
                   *     Annualized.
                   +     Based on average shares outstanding during the period.
                   ++++  Aggregate total investment return.
                   +++++ For fiscal years beginning on or after September 1, 1995, the fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                         Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                         See Notes to Financial Statements.




Merrill Lynch Consults International Portfolio, April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

[bullet] Foreign currency options and futures -- The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the six months ended April 30, 1997, MLFD earned $764,256 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $34,418 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1997.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $16,922,599 and $67,001,255, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997, were as follows:

                                      Realized              Unrealized
                                   Gains (Losses)         Gains (Losses)

Long-term investments               $ (410,658)             $7,469,149
Foreign currency transactions         (209,420)                (31,020)
Forward foreign exchange contracts     864,109               1,194,453
                                   -----------             -----------
Total                                 $244,031              $8,632,582
                                   ===========             ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,469,149, of which $17,679,710 related to appreciated securities and $10,210,561 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $118,407,785.

4. Beneficial Interest Transactions:
Transactions in shares of beneficial interest were as follows:

For the Six Months Ended                                      Dollar
April 30, 1997                        Shares                  Amount

Shares sold                           637,486               $7,689,318
Shares issued to shareholders in
reinvestments of dividends and
distributions                         829,254                9,652,518
                                 ------------             ------------
Total issued                        1,466,740               17,341,836
Shares redeemed                    (5,031,390)             (60,281,339)
                                 ------------             ------------
Net decrease                       (3,564,650)            $(42,939,503)
                                 ============             ============

For the Year Ended                                            Dollar
October 31, 1996                      Shares                  Amount

Shares sold                         3,894,853              $48,570,265
Shares issued to shareholders
in reinvestments of distributions
and distributions                   1,089,865               12,925,796
                                 ------------             ------------
Total issued                        4,984,718               61,496,061
Shares redeemed                    (6,567,697)             (81,397,838)
                                 ------------             ------------
Net  decrease                      (1,582,979)            $(19,901,777)
                                 ============             ============

5. Commitments:
At April 30, 1997, the Fund entered into forward exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,239,000 and $4,216,000, respectively.